                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 14, 2003



                               KEY COMPONENTS, LLC
             (Exact name of Registrant as Specified in its Charter)


           Delaware                      333-58675              04-3425424
           --------                      ---------             ------------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                      Identification No.)

                              200 White Plains Road
                               Tarrytown, NY 10591
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 332-8088


                          KEY COMPONENTS FINANCE CORP.
             (Exact name of Registrant as Specified in its Charter)


           Delaware                    333-58675-01              14-1805946
           --------                    ------------              ----------
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

                              200 White Plains Road
                               Tarrytown, NY 10591
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (914) 332-8088


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Item 12. Results of Operations and Financial Condition.

On August 14, 2003, Key Components, LLC and Key Components Finance Corp. issued a press release announcing the financial results of Key Components LLC for the quarter ended June 30, 2003. A copy of the press release is being furnished as
Exhibit 99.1 to this report and incorporated herein by reference.
















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2003


                                          KEY COMPONENTS, LLC



                                          By:  /s/ Clay B. Lifflander
                                              ----------------------------------
                                               Name:  Clay B. Lifflander
                                               Title: Chief Executive Officer


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14,  2003


                                          KEY COMPONENTS FINANCE CORP.



                                          By:  /s/ Clay B. Lifflander
                                              ----------------------------------
                                               Name:   Clay B. Lifflander
                                                Title: Chief Executive Officer
















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